SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         June 17, 2010 (June 16, 2010)

COMFORCE Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6081 (Commission File Number)	36-2262248 (IRS Employer Identification No.)

999 Stewart Avenue, Bethpage, New York                                                          11714
(Address of principal executive offices)                                                          (Zip Code)

Registrant’s telephone number, including area code:      (516) 437-3300

___________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

At the June 16, 2010 annual meeting of the stockholders of COMFORCE Corporation, the following individuals were elected to the board of directors upon the vote shown below, each to serve for a term of one year.

Nominee	For	Withheld
John C. Fanning	9,479,635	66,299
Harry V. Maccarrone	9,451,934	94,000
Kenneth J. Daley	8,984,839	561,095
Daniel Raynor	9,452,264	93,670
Gordon Robinett	8,956,131	589,803
Pierce J. Flynn	9,481,538	64,396

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORCE Corporation

Harry V. Maccarrone
Harry V. Maccarrone
Executive Vice President and Chief Financial Officer
Date: June 17, 2010